Exhibit 10.3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***].

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of January 12, 2011 (this “Amendment”), is by and among:

(a) RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc., a Delaware corporation (“Borrower”),

(b) INTERNATIONAL PAPER COMPANY, a New York corporation (“International Paper” and, together with Borrower, the “Loan Parties” and each, a “Loan Party”), as Servicer (and solely for purposes of making the representation in Section 1.5 of this Amendment, individually),

(c) GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as a Liquidity Bank to Gotham (together with its successors, “BTMU” and, together with Gotham, the “Gotham Group”),

(d) JUPITER SECURITIZATION COMPANY LLC, a Delaware limited liability company as successor by merger to Park Avenue Receivables Company LLC (together with its successors, “Jupiter”), and JPMORGAN CHASE BANK, N.A., in its capacity as a Liquidity Bank to Jupiter (together with its successors, “JPMorgan” and, together with Jupiter, the “Jupiter Group”),

(e) STARBIRD FUNDING CORPORATION, a Delaware corporation (together with its successors, “Starbird”), and BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as a Liquidity Bank to Starbird (together with its successors, “BNP Paribas” and, together with Starbird, the “Starbird Group”),

(f) CAFCO, LLC, a Delaware limited liability company (together with its successors, “CAFCO”), and CITIBANK, N.A., in its capacity as a Liquidity Bank to CAFCO (together with its successors, “Citibank” and, together with CAFCO, the “CAFCO Group”),

(g) WORKING CAPITAL MANAGEMENT CO., L.P., a California limited partnership (together with its successors, “WCM”), and MIZUHO

CORPORATE BANK, LTD., in its capacity as a Liquidity Bank to WCM (together with its successors, “Mizuho” and, together with WCM, the “WCM Group”),

(h) ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, “Atlantic” and, together with Gotham, Jupiter, Starbird, WCM and CAFCO, the “Conduits”), and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (F/KA CALYON NEW YORK BRANCH), in its capacity as a Liquidity Bank to Atlantic (together with its successors, “CACIB” and, together with Atlantic, the “Atlantic Group”),

(i) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, in its capacity as agent for the Gotham Group (together with its successors in such capacity, the “Gotham Agent” or a “Co-Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as agent for the Jupiter Group (together with its successors in such capacity, the “Jupiter Agent” or a “Co-Agent”), BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as agent for the Starbird Group (together with its successors in such capacity, the “Starbird Agent” or a “Co-Agent”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), MIZUHO CORPORATE BANK, LTD. (the “WCM Agent” or a “Co-Agent”), and CITIBANK, N.A. in its capacity as agent for the CAFCO Group (together with its successors in such capacity, the “CAFCO Agent” or, after effectiveness of this Amendment, a “Co-Agent”), and

(j) CITICORP NORTH AMERICA, INC. (“CNAI”), as administrative agent for the Gotham Group, the Jupiter Group, the Starbird Group, the CAFCO Group, the Atlantic Group, the WCM Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).

Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto (other than WCM and Mizuho) are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of March 13, 2008, as amended (as hereby and hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, WCM wishes to become a Conduit, and Mizuho wishes to become a Liquidity Bank and a Co-Agent, under the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

WHEREAS, in addition, the Loan Parties desire to amend the Credit Agreement as hereinafter set forth; and

WHEREAS, the Agents are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Effective on the date hereof, upon satisfaction of each of the conditions precedent set forth in Section 3 below:

1.1. All references in the Credit Agreement to “Calyon New York Branch” are hereby replaced with “Credit Agricole Corporate and Investment Bank,” and all references in the Credit Agreement to “Calyon” (whether alone or as part of another defined term) are hereby replaced with “CACIB.” All references in the Credit Agreement to “Park Avenue Receivables Company LLC” are hereby replaced with “Jupiter Securitization Company LLC,” and all references in the Credit Agreement to “PARCO” (whether alone or as part of another defined term) are hereby replaced with “Jupiter.”

1.2. Section 1.1(a) of the Credit Agreement is hereby amended to (a) move the word “and” at the end of clause (iv) thereof to the end of clause (v) thereof, and (b) to insert the following new clause (vi) therein:

(vi) in the event that WCM elects not to make any such Loan to Borrower, the WCM Agent shall promptly notify Borrower and, unless Borrower cancels its Borrowing Request, each of the WCM Liquidity Banks severally agrees to make its Ratable Share of such Loan to Borrower, on the terms and subject to the conditions hereof, provided that at no time may the aggregate principal amount of WCM’s and the WCM Liquidity Banks’ Loans at any one time outstanding exceed the lesser of (i) the WCM Group’s Group Limit, and (ii) WCM’s Percentage of the Borrowing Base (such lesser amount, the “WCM Allocation Limit”).

1.3. Section 1.5(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following Sections 1.5(g) and 1.5(h):

(g) If, on any Business Day, the aggregate outstanding principal amount of the Loans from the WCM Group exceeds the WCM Allocation Limit, or the aggregate principal amount of the Loans outstanding from WCM exceeds the WCM Liquidity Banks’ aggregate Liquidity Commitments pursuant to the WCM Liquidity Agreement divided by 102%, Borrower shall prepay such Loans by wire transfer to the WCM Agent received not later than 1:00 p.m. (New York City time) on the first Business Day thereafter of an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid.

(h) Upon receipt of any wire transfer pursuant to Section 1.5(a), (b), (c), (d), (e), (f) or (g), the applicable Co-Agent shall wire transfer to each of its Constituent Lenders their respective shares thereof not later than 1:30 p.m. (New York City time) on the date when received. Any prepayment required pursuant to Section 1.5(b), (c), (d), (e), (f) or (g) shall be applied first, to the ratable reduction of the applicable Group’s Alternate Base Rate Loans outstanding, second, to the ratable reduction of the applicable Group’s LIBOR Loans outstanding, and lastly, to the reduction of the applicable Group’s CP Rate Loans selected by Borrower (or the Servicer, on Borrower’s behalf).

1.4. Section 2.2(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e) Unless each of the Co-Agents shall have received written notice by 1:00 p.m. (New York City time) on the third (3rd) Business Day prior to the last day of an Interest Period with respect to a LIBOR Loan that Borrower intends to reduce the aggregate principal amount of LIBOR Loans outstanding from the Liquidity Banks, each of the Jupiter Liquidity Banks, the Atlantic Liquidity Banks and the CAFCO Liquidity Banks shall be entitled to assume that Borrower desires to refinance its maturing LIBOR Loans on the last day of such Interest Period with Alternate Base Rate Loans, and each of the Gotham Liquidity Banks, the WCM Liquidity Banks and the Starbird Liquidity Banks shall be entitled to assume that Borrower desires to refinance its maturing LIBOR Loans on the last day of such Interest Period with LIBOR Loans for the same Interest Period then ending to the extent of the applicable Liquidity Banks’ ability to provide the funding without the customary three (3) Business Days notice or, otherwise, with Alternate Base Rate Loans.

1.5. Section 6.1(s) of the Credit Agreement is hereby amended to insert the following at the end thereof:

In addition to the foregoing, each of International Paper and the Borrower represents and warrants as to itself that each remittance of Collections by International Paper to the Borrower under the Receivables Sale and Contribution Agreement will have been (i) in payment of a debt incurred by International Paper in the ordinary course of business or financial affairs of International Paper and the Borrower and (ii) made in the ordinary course of business or financial affairs of International Paper and the Borrower. Furthermore, the Borrower, the Administrative Agent and each Lender represents and warrants, as to itself, that each remittance of Collections to the Administrative Agent or the Lenders hereunder will have been (x) in payment of a debt incurred by the Borrower in the ordinary course of the business or financial affairs of the Borrower and the recipient thereof and (y) made in the ordinary course of the business or financial affairs of the Borrower and the recipient thereof.

1.6. Section 8.5 of the Credit Agreement is hereby amended to add the following at the end thereof:

In the event that any Loan Party delivers a notice to the Co-Agents of the type described in the definition of “Pool Receivable,” together with each of the Collateral Reports described above, the Servicer shall deliver to the Co-Agents a detailed explanation of the computation of the Default Ratio, the Dilution Ratio and the Past Due Ratio as well as the adjustments in the numerator and denominator to each of these ratios resulting from the exclusion of the Receivables owing from such Specified Obligor then being excluded from Pool Receivables.

1.7. [***]

1.8. Section 10.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy and including any rules or regulations issued under or implementing any existing law) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, including any request or directive relating to a Funding Source’s calculations of regulatory capital requirements (a “Regulatory Change”): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source’s obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or Excluded Taxes) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit, increase in capital or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source’s capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it (each such Funding Source that suffers any event described in any of the preceding clauses (i)-(iii), an “Affected Entity”), then, upon written demand by the applicable Co-Agent upon the Borrower (with a copy to the Administrative Agent and Servicer), the Borrower shall pay to the Administrative Agent, for the benefit of the relevant Affected Entity, such amounts charged to such Affected Entity or such amounts to otherwise compensate such Affected Entity for such increased cost or such reduction; provided, however, that in the case of a Regulatory Change resulting in an increase in the regulatory capital required to be maintained by any Affected Entity, the Borrower shall not be liable to compensate such Affected Entity for such increase for any period prior to the 61st day following written notification thereof from the applicable Co-Agent to the Borrower (with a copy to the Administrative Agent and the Servicer).

1.9. Section 11.1(a) of the Credit Agreement is hereby amended to insert the following new first sentence therein:

Each member of the WCM Group hereby irrevocably designates and appoints Mizuho Corporate Bank, Ltd., as WCM Agent hereunder and under the other Transaction Documents to which the WCM Agent is a party, and authorizes the WCM Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the WCM Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto.

1.10. Section 11.9 of the Credit Agreement is hereby amended to insert the following new clause (f) at the end thereof:

(f) Mizuho acts, or may in the future act: (i) as administrator of WCM, (ii) to provide credit or liquidity enhancement for the timely payment for WCM’s Commercial Paper and (iii) to provide other services from time to time for WCM (collectively, the “Mizuho Roles”). Without limiting the generality of Sections 11.1 and 11.8, each of the Agents and WCM hereby acknowledges and consents to any and all Mizuho Roles and agrees that in connection with any Mizuho Role, Mizuho may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrator of WCM, the giving of notice to the WCM Liquidity Banks of a mandatory purchase pursuant to the WCM Liquidity Agreement.

1.11. Section 14.5(b) of the Credit Agreement is hereby amended (a) to delete “who rates any Conduit’s Promissory Notes or other debt securities” in clause (iii) thereof, and (b) to insert “Mizuho,” before “BTMU” in clause (iv) thereof.

1.12. Clause (iv) of the definition in Exhibit I to the Credit Agreement of “Eligible Receivable” is hereby amended and restated in its entirety to read as follows:

(iv) which (A) by its terms is due and payable within 91 days of the original billing date therefore and has not had its payment terms extended more than once, (B) has not been transferred, in whole or in part, to notes receivable, and (C) is not owing from an Obligor that has had all or any portion of the Receivables owing from it transferred to notes receivable, provided that the foregoing clause (C) shall not apply to National Envelope Corporation unless any Receivable owing from it is transferred to notes receivable, in whole or in part, on or after January 1, 2011,

1.13. The definition in Exhibit I to the Credit Agreement of each of the terms specified below is hereby amended and restated in its entirety to read, respectively, as follows:

“Co-Agents’ Fee Letter” means that certain Co-Agents’ Fee Letter dated as of January 12, 2011 by and among the Co-Agents and Borrower, as the same may be amended, restated or otherwise modified from time to time.

“Committed Lender” means (a) each of the Gotham Liquidity Banks, (b) each of the Jupiter Liquidity Banks, (c) each of the Starbird Liquidity Banks, (d) each of the CAFCO Liquidity Banks, (e) each of the WCM Liquidity Banks, and (f) each of the Atlantic Liquidity Banks.

“Conduits” means Gotham, Starbird, Jupiter, CAFCO, WCM and Atlantic.

“Constituent” means, (a) as to the Gotham Group, any member of the Gotham Group from time to time a party hereto, (b) as to the Jupiter Agent, any member of the Jupiter Group from time to time party hereto, (c) as to the Starbird Agent, any member of the Starbird Group from time to time party hereto, (d) as to the CAFCO Group, any member of the CAFCO Group from time to time party hereto, (e) as to the WCM Agent, any member of the WCM Group from time to time party hereto, and (f) as to the Atlantic Agent, any member of the Atlantic Group from time to time party hereto, and when used as an adjective, “Constituent” shall have a correlative meaning.

“Credit and Rebill” means any reduction to the Outstanding Balance of a Receivable which is re-documented by a new invoice for the same product and the same Obligor (unless such new invoice is issued on the same date as the original invoice). For purposes of measuring Dilution, if the Servicer is able to net the two invoices, a Credit and Rebill may be valued at the amount by which the original invoice exceeds the new invoice; otherwise, it shall be valued at the entire amount of the original invoice.

“Group” means the Atlantic Group, the Gotham Group, the Jupiter Group, the Starbird Group, the WCM Group or the CAFCO Group, as the case may be.

“Liquidity Bank” means:

(a) with respect to Gotham, BTMU or any Eligible Assignee of BTMU’s Commitment and/or Liquidity Commitment,

(b) with respect to Jupiter, JPMorgan or any Eligible Assignee of JPMorgan’s Commitment and Liquidity Commitment,

(c) with respect to Starbird, BNP Paribas or any Eligible Assignee of BNP Paribas’s Commitment and Liquidity Commitment,

(d) with respect to CAFCO, Citibank or any Eligible Assignee of Citibank’s Commitment and Liquidity Commitment,

(e) with respect to WCM, Mizuho or any Eligible Assignee of Mizuho’s Commitment and Liquidity Commitment, and

(f) with respect to Atlantic, CACIB or any Eligible Assignee of CACIB’s Commitment and Liquidity Commitment,

in each of the foregoing cases, to which Borrower has consented if required under Section 12.1. A Liquidity Bank will become a “Lender” hereunder at such time as it makes any Liquidity Funding.

“Liquidity Termination Date” means:

(a) as to the Gotham Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the Gotham Liquidity Banks);

(b) as to the Jupiter Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the Jupiter Liquidity Banks);

(c) as to the Starbird Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the Starbird Liquidity Banks);

(d) as to the CAFCO Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the CAFCO Liquidity Banks);

(e) as to the WCM Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the WCM Liquidity Banks); and

(f) as to the Atlantic Group, January 11, 2012 (unless such date is extended from time to time in the sole discretion of the Atlantic Liquidity Banks).

“Net Pool Balance” means, at any time, the Eligible Receivables Net Balance minus (a) the aggregate amount, if any, by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Obligor Concentration Limit for such Obligor and minus (b) unapplied cash and other offsets applicable to the Eligible Receivables.

“Pool Receivable” means any Receivable other than a Receivable owing from a Specified Obligor that has suffered a Credit Event and as to which the Servicer has given written notice to the Co-Agents that it wishes to exclude such Specified Obligor’s Receivables from the Pool Receivables.

“Specified Obligor” means any of (a) Office Depot Inc. and (b) Corrugated Supplies Company LLC and its Affiliates, Ruscorr, LLC and CSC-Indiana, LLC.

1.14. The following new definitions are hereby inserted into Exhibit I to the Credit Agreement in their appropriate alphabetical order:

“Credit Event” means, with respect to any Specified Obligor, that such Specified Obligor has suffered an Event of Bankruptcy or that the Loan Parties have written off the Receivables owing from such Specified Obligor.

“Mizuho” means Mizuho Corporate Bank, Ltd.

“WCM” means Working Capital Management Co., L.P., a California limited partnership, and its successors.

“WCM Agent” means Mizuho in its capacity as agent for the WCM Group, together with its successors in such capacity.

“WCM Allocation Limit” has the meaning set forth in Section 1.1(a)(vi).

“WCM Group” means, collectively, WCM and the WCM Liquidity Bank(s).

“WCM Liquidity Agreement” means, collectively, any liquidity agreement pursuant to which any of the WCM Liquidity Banks provides liquidity to WCM and any related asset purchase agreement, as each may be amended, restated, supplemented, replaced or otherwise modified from time to time.

“WCM Liquidity Bank” means Mizuho and any other Liquidity Bank that now or hereafter enters into this Agreement and a WCM Liquidity Agreement.

1.15. Each of Exhibits II and V to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in the comparably numbered exhibit set forth in Annex A to this Amendment.

1.16. Exhibit IV to the Credit Agreement is hereby amended to add Lockbox no. 532655 at PNC Bank in Chicago in the last line thereof.

1.17. Schedule A to the Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex B to this Amendment.

1.18. Each of the parties hereto hereby consents to the future assignment by CNAI to Citibank, N.A. of all of its rights and obligations as Administrative Agent at such time as CNAI may determine such assignment to be desirable, provided that substantially simultaneously with, each of the Collection Account Agreements and each of the UCC financing statements filed by the Administrative Agent in connection with the Receivables Sale and Contribution Agreement or the Credit Agreement is amended to reflect “Citibank, N.A., as Administrative Agent” as the new secured party thereunder.

2. Representations and Warranties. As an inducement to the Agents and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to each of them as follows:

(i) the representations and warranties set forth in Section 6.1 of the Credit Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date; and

(ii) no event has occurred and is continuing that constitutes an Amortization Event, and no event has occurred and is continuing that constitutes an Unmatured Amortization Event.

3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon (a) execution and delivery to the Administrative Agent’s counsel of each of the documents listed on Annex C hereto, and (b) receipt by the Co-Agents of the Amendment and Renewal Fee (as defined in the Co-Agents’ Fee Letter) in immediately available funds.

4. Miscellaneous.

(a) CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

(c) Ratification. Except as expressly amended hereby, the Credit Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

RED BIRD RECEIVABLES, LLC
By:	/s/ Phillip M. Sisneros
Name:	Phillip M. Sisneros
Title:	President

INTERNATIONAL PAPER COMPANY, AS SERVICER AND SOLELY FOR PURPOSES OF SECTION 1.5 HEREOF, INDIVIDUALLY

By:	/s/ Errol A. Harris
Name: Errol A. Harris
Title: Vice President & Treasurer

GOTHAM FUNDING CORPORATION

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Liquidity Bank

By:	/s/ Ravneet Mumick
Name:	Ravneet Mumick
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Gotham Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	Senior Vice President

JUPITER SECURITIZATION COMPANY LLC

BY: JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN- FACT

By:	/s/ Trisha Lesh
Name:	Trisha Lesh
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Liquidity Bank and as Jupiter Agent

By:	/s/ Trisha Lesh
Name:	Trisha Lesh
Title:	Vice President

STARBIRD FUNDING CORPORATION
By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, as a Liquidity Bank and as Starbird Agent

By:	/s/ Philippe Mojon
Name:	Philippe Mojon
Title:	Director

By:	/s/ Doo-Sik Nam
Name:	Doo-Sik Nam
Title:	Vice President

ATLANTIC ASSET SECURITIZATION LLC
BY:	CREDIT AGRICOLE CORPORATE AND INVESTMENT
BANK, AS ATTORNEY-IN-FACT

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Jorge Frias
Name:	Jorge Frias
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Liquidity Bank and as Atlantic Agent

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Jorge Frias
Name:	Jorge Frias
Title:	Managing Director

WORKING CAPITAL MANAGEMENT CO., L.P.

By:	/s/ Schinichi Nochiide
Name:	Schinichi Nochiide
Title:	Attorney-in-Fact

MIZUHO CORPORATE BANK, LTD., as a Liquidity Bank and as WCM Agent

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

CAFCO, LLC
BY:	CITIBANK, N.A., ITS ATTORNEY-IN-FACT

By:	/s/ David Mandel
Name:	David Mandel
Title:	Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ David Mandel
Name:	David Mandel
Title:	Vice President

CITIBANK, N.A., as CAFCO Agent and as a Liquidity Bank

By:	/s/ David Mandel
Name:	David Mandel
Title:	Vice President

ANNEX A

EXHIBIT II

FORM OF BORROWING REQUEST

—     —    —

RED BIRD RECEIVABLES, LLC

BORROWING REQUEST

For Borrowing on

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Gotham Agent

1251 Avenue of the Americas

New York, New York 10020-1104

Attn: Securitization Group, Fax No. (212) 782-6448

JPMorgan Chase Bank, N.A., as Jupiter Agent

Chase Tower, 13th Floor

10 South Dearborn, Mail Suite IL1-0079

Chicago, IL 60603

Attention: Jupiter Funding Manager, Fax No. (312) 732-1844

BNP Paribas, acting through its New York Branch, as Starbird Agent

787 Seventh Avenue, 8th Floor

New York, New York 10019

Attention: Linda Ruivivar, Fax No. (212) 841-2992

Credit Agricole Corporate and Investment Bank, as Atlantic Agent

1301 Avenue of the Americas

New York, NY 10019

Attention: Roman Burt, Fax No. (917) 849-5584

Mizuho Corporate Bank, Ltd., as WCM

Agent Americas Financial Products Division

Securitization & Structured Finance

1251 Avenue of the Americas

New York, NY 10020

Attention: David Krafchik, Fax No. (212) 282-4105

and

Citibank, N.A., as CAFCO Agent

750 Washington Boulevard

Stamford, CT 06901

Attention: Loretta Lachman, Fax No. (914) 274-9027

Ladies and Gentlemen:

Reference is made to the Second Amended and Restated Credit and Security Agreement dated as of March 13, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Red Bird Receivables, LLC (the “Borrower”), International Paper Company, as Servicer, the Conduits, Liquidity Banks and Co-Agents, from time to time party thereto, and Citicorp North America, Inc., as Administrative Agent. Capitalized terms defined in the Credit Agreement are used herein with the same meanings.

1. The Borrower hereby certifies, represents and warrants to the Agents and the Lenders that on and as of the Borrowing Date (as hereinafter defined):

(a) all applicable conditions precedent set forth in Article V of the Credit Agreement have been satisfied;

(b) each of its representations and warranties contained in Section 6.1 of the Credit Agreement will be true and correct, in all material respects, as if made on and as of the Borrowing Date;

(c) no event will have occurred and is continuing, or would result from the requested Advance, that constitutes an Amortization Event or Unmatured Amortization Event;

(d) the Termination Date has not occurred; and

(e) after giving effect to the Loans comprising the Advance requested below, the aggregate principal amount of the Gotham Group’s Loans at any one time outstanding will not exceed the Gotham Allocation Limit, the aggregate principal amount of the Jupiter Group’s Loans at any one time outstanding will not exceed the Jupiter Allocation Limit, the aggregate principal amount of the Starbird Group’s Loans at any one time outstanding will not exceed the Starbird Allocation Limit, the aggregate principal amount of the Atlantic Group’s Loans at any one time outstanding will not exceed the Atlantic Allocation Limit, the aggregate principal amount of the WCM Group’s Loans at any one time outstanding will not exceed the WCM Allocation Limit, and the aggregate principal amount of the CAFCO Group’s Loans at any one time outstanding will not exceed the CAFCO Allocation Limit.

2. The Borrower hereby requests that the Conduits (or their respective Liquidity Banks) make an Advance on                     ,             (the “Borrowing Date”) as follows:

(a) Aggregate Amount of Advance: $                    calculated as:

Rollover Amount:
Reduction Amount:
New Loan Amount:
Total Advance:

1.	Gotham Group’s Share of Advance: $

2.	Jupiter Group’s Share of Advance: $

3.	Starbird Group’s Share of Advance: $

4.	CAFCO Group’s Share of Advance: $

5.	Atlantic Group’s Share of Advance: $

6.	WCM Group’s Share of Advance: $

(b) Interest Rate Requested: CP Rate

(c) Jupiter Group, Starbird Group, CAFCO Group, Atlantic Group, WCM Group and Gotham Group repayment date:

3. Please disburse the proceeds of the Loans as follows:

(i) Gotham Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ];

(ii) Jupiter Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ];

(iii) Starbird Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ];

(iv) CAFCO Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ];

(v) Atlantic Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ]; and

(vi) WCM Group: [Wire transfer $            to account no.             at             Bank, in [city, state], ABA No.             , Reference:             ].

IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be executed and delivered as of this             day of                 ,             .

RED BIRD RECEIVABLES, LLC, AS BORROWER

By:
Name:
Title:

EXHIBIT V

FORM OF COMPLIANCE CERTIFICATE

To:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Gotham Agent

JPMorgan Chase Bank, N.A., as Jupiter Agent

BNP Paribas, acting through its New York branch, as Starbird Agent

Credit Agricole Corporate and Investment Bank, as Atlantic Agent

Mizuho Corporate Bank, Ltd., as WCM Agent

Citibank, N.A., as CAFCO Agent

Citicorp North America, Inc., as Administrative Agent

This Compliance Certificate is furnished pursuant to that certain Second Amended and Restated Credit and Security Agreement dated as of March 13, 2008 among Red Bird Receivables, LLC (the “Borrower”), International Paper Company, as Servicer, the Conduits, Liquidity Banks and Co-Agents from time to time party thereto, and Citicorp North America, Inc., as Administrative Agent (as amended, restated or otherwise modified from time to time, the “Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1.        I am the duly elected                                 of Borrower.

2.        I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.        The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Unmatured Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth in paragraph 4 below].

[4.        Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrower has taken, is taking, or proposes to take with respect to each such condition or event:                                 ]

The foregoing certifications and the financial statements delivered with this Certificate in support hereof, are made and delivered as of                     , 20        .

By:
Name:
Title:

ANNEX B

SCHEDULE A

COMMITMENTS

[***]

ANNEX C

CLOSING DOCUMENTS

1.	Amendment No. 4 to Second Amended and Restated Credit and Security Agreement, duly executed by each of the parties thereto.

2.	Confirmation that the following UCC financing statements remain of record and effective:

Debtor Name & Address	Secured Party Name & Address	Type of Filing	Jurisdiction	File No./File Date	Expiration Date
International Paper Company	Citicorp North America, Inc., as Administrative Agent	UCC-1	New York SOS	Original file #20080314018813 6 filed 03/14/2008	03/14/2013
6400 Poplar Avenue, Memphis, TN 38197	450 Mamaroneck Avenue Harrison, NY 10528
Red Bird Receivables, LLC	Citicorp North America, Inc., as Administrative Agent	UCC-1	Delaware SOS	Original file #20080917557 filed 03/13/2008	03/13/2013
6400 Poplar Avenue, Memphis, TN 38197	450 Mamaroneck Avenue Harrison, NY 10528

3.	Co-Agents’ Fee Letter, duly executed by each of the parties thereto.

4.	A certificate of Borrower’s Assistant Secretary certifying a copy of its resolutions authorizing its execution delivery and performance of the above documents and the names and titles of its authorized officers.

5.	A Certificate of IPCO’s financial officer certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing under the Receivables Sale and Contribution Agreement.

6.	A Compliance Certificate in the form of Exhibit V in Annex A to this Amendment, duly executed by Borrower.

7.	A reliance letter, addressed to WCM and Mizuho, individually and as WCM Agent, with respect to each of the legal opinions delivered under the Receivables Sale and Contribution Agreement and the Credit and Security Agreement.